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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 17, 2006



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     1-16383                95-4352386
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)           Identification No.)

                       717 Texas Avenue
                          Suite 3100
                        Houston, Texas                           77002
           (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item  4.01.       Changes in Registrant's Certifying Accountant

     (a)(1) (i) The change in the certifying accountant of Cheniere Energy, Inc. (the "Company") is the result of the partners of UHY Mann Frankfort Stein & Lipp CPAs, LLP ("UHY MFSL") joining its affiliated independent registered public accounting firm, UHY LLP ("UHY"), a New York limited liability partnership, effective June 1, 2006. Due to the UHY MFSL partners joining UHY, UHY MFSL notified the Company that it has ceased to provide audit services to the Company, and accordingly, resigned as the independent registered public accountant of the Company on August 17, 2006. Upon UHY MFSL's resignation, the Company engaged UHY on August 17, 2006 as the Company's independent registered public accountant for the Company's fiscal year ending December 31, 2006, and the interim periods prior to such year-end.

     (ii) None of the reports of UHY MFSL on the Company's financial statements for either of the past two years or any subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The decision to engage UHY upon the resignation of UHY MFSL was approved by the Audit Committee of the Company's Board of Directors.

     (iv) During the two most recent fiscal years of the Company and any subsequent interim periods, there were no disagreements between the Company and UHY MFSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY MFSL would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The Company has provided UHY MFSL with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that UHY MFSL deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. A copy of the letter of UHY MFSL is filed as Exhibit 16.1 to this Form 8-K Current Report.

     (a)(2) As stated above, on August 17, 2006, the Company engaged UHY as the Company's independent registered public accountant for the Company's fiscal year ending December 31, 2006 and the interim periods prior to such year-end. During the Company's two most recent fiscal years or any subsequent interim period, the Company has not consulted with UHY regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did UHY provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or any subsequent interim period, the Company has not consulted with UHY on any matter that was the subject of a disagreement or a reportable event.

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Item 9.01. Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number                     Description
------                     -----------

16.1 Letter, dated August 17, 2006, from UHY Mann Frankfort Stein & Lipp CPAs, LLP to the Securities & Exchange Commission (filed herewith).




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHENIERE ENERGY, INC.


    Date:  August 17, 2006            By:   /s/ Don A. Turkleson
                                            ---------------------------
                                            Name:  Don A. Turkleson
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


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EXHIBIT INDEX


Exhibit
Number            Description
------            -----------

16.1 Letter, dated August 17, 2006, from UHY Mann Frankfort Stein & Lipp CPAs, LLP to the Securities & Exchange Commission (filed herewith).